CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports dated January 24, 2000 incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-06133, 333-06145, 333-81491 and 333-90209.

                                                   /s/ ARTHUR ANDERSEN LLP




Minneapolis, Minnesota,
   March 29, 2000